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                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 1998, except as to Note 10, which is as of July 9, 1998, relating to the financial statements of broadcast.com inc. (the "Company"), which appears in the Prospectus constituting part of the Registration Statement on Form (S-1 File No. 333-52877) of the Company.



/s/ PricewaterhouseCoopers LLP

Dallas, Texas
January 4, 1999